AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT


     Amendment No. 1, dated February 12, 1999 (the "Amendment"), to Credit Agreement dated August 19, 1998 (as amended, the "Agreement") by and among MATLACK (DE), INC. (the "Company"), MATLACK, INC. ("MI"), SAFEWAY CHEMICAL TRANSPORTATION, INC. ("SCT"), BRITE-SOL SERVICES, INC. ("BSS"), MATLACK LEASING CORPORATION. ("ML"), SUPER SERVICE, INC. ("SSI") (the Company, MI, SCT, BSS, ML and SSI are each individually and collectively referred to as the "Borrowers"), jointly and severally, the banking institutions signatories hereto and named in Exhibit A attached hereto and such other institutions that hereafter become a "Bank" pursuant to ss.11.4 hereof (collectively the "Banks" and individually a "Bank") and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Banks under this Agreement ("First Union", which shall mean in its capacity as agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

     WHEREAS, the Borrowers have requested that the Agreement be amended in the manner hereinafter set forth.

     WHEREAS, the Required Banks are willing to amend the Agreement in the manner hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 1.1 of Agreement. The following definitions set forth in ss.1.1 of the Agreement shall be and hereby are amended and restated in their entireties to read as follows:

          "Fixed Charge Coverage Ratio" shall mean the ratio of EBITDA plus Rental and Lease Expense to the sum of Consolidated Total Interest Expense, Rental and Lease Expense, and (a) for all periods ending on or before September 30, 1999, 15% all indebtedness for borrowed money or (b) for all periods ending on or after October 1, 1999, Current Maturities plus 20% of Obligations. This ratio shall be determined on a rolling four quarter basis.


          "LIBO Rate Margin" shall mean the percentage listed in the following table.

     Fixed Charge Coverage Ratio                               LIBO Rate Margin

     Equal to or less than 1.15                                     2.000%
     Greater than 1.15 but less than 1.25                           1.750%
     Equal to or greater than 1.25 but less than 1.50               1.375%
     Equal to or greater than 1.50 but less than 1.75               1.125%
     Equal to or greater than 1.75                                  0.875%

     with such Fixed Charge Coverage Ratio to be computed as of the last quarterly compliance period.


Amendment No. 1 to                                                         Dated
Credit Agreement                    - 1 -                      February 12, 1999

          "Unused Fee Percentage" shall mean the percentage listed in the following table.

          Fixed Charge Coverage Ratio                      Unused Fee Percentage

          Equal to or less than 1.15                              0.500%
          Greater than 1.15 but less than 1.25                    0.375%
          Equal to or greater than 1.25 but less than 1.50        0.375%
          Equal to or greater than 1.50 but less than 1.75        0.250%
          Equal to or greater than 1.75                           0.250%

     with such Fixed Charge Coverage Ratio to be computed as of the last quarterly compliance period."

     2. Section 7.2 of Agreement. Section 7.2 shall be and hereby is amended and restated in its entirety to be as set forth below:

          "7.2 Fixed Charge Coverage Ratio. The Company, on a consolidated basis, shall not incur a Fixed Charge Coverage Ratio of less than (a) 1.0 to 1.0 for any period ending on or before June 30, 1999, (b) 1.1 to 1.0 for any period beginning on or after July 1, 1999 and ending on or before September 30, 1999, or (c) 1.15 to 1.0 for any period ending on or after October 1, 1999."

     3. Representations and Warranties. The Borrowers hereby restate the representations and war ranties made in the Agreement as amended by this Amendment, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

     4. Covenants. The Borrowers hereby represent and warrant that they are in compliance and have complied with each and every covenant set forth in the Agreement as amended by this Amendment, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

     5. No Default. The Borrowers hereby confirm that no Event of Default or Potential Default exists under the Agreement as amended by this Amendment.

     6. Affirmation. The Borrowers each hereby affirms its absolute and unconditional promise to pay to each Bank and First Union National Bank, as agent under the Agreement, the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     7. Corporate Authorization and Delivery of Documents. Each Bank shall have received (a) copies, certified as of the date hereof, of all action taken by the Borrowers and any other necessary Person to authorize this Amendment and such other papers as any Bank shall require, (b) a copy of a Certificate of Good Standing for each Borrower in the jurisdiction of formation of each entity and in the jurisdiction where its executive offices are located, (c) a certificate signed by the secretary or assistant secretary of each Borrower, together with the true signature of the officer or officers authorized to execute and deliver this Amendment, upon which the Banks shall be entitled to rely conclusively until they shall have received a further certificate of the secretary or assistant secretary of each Borrower changing the prior certificate and submitting the signature of the officer or officers named in the new certificate as being authorized to execute and deliver Loan Documents and certificates thereunder, and (d) a favorable written opinion to the Banks from counsel for the Borrowers substantially in the same form and substance as that delivered in connection with the execution and delivery of the Agreement on August 19, 1998.


Amendment No. 1 to                                                         Dated
Credit Agreement                    - 2 -                      February 12, 1999

     8. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     10. Amendment Fee. Simultaneous with the execution and delivery of this Amendment, the Borrowers shall deliver to First Union for the ratable benefit of each Bank an amendment fee in the aggregate amount of $75,000 which will be distributed to each Bank by First Union promptly following the execution and delivery of this Amendment by the Required Banks.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                       MATLACK (DE), INC.

                                       By: /s/ G. J. Trippitelli
                                           -------------------------------------
                                           Name:  G. J. Trippitelli
                                           Title: President


                                       MATLACK, INC.

                                       By: /s/ G. J. Trippitelli
                                           -------------------------------------
                                           Name:  G. J. Trippitelli
                                           Title: President


                                       SAFEWAY CHEMICAL TRANSPORTATION, INC.

                                       By: /s/ G. J. Trippitelli
                                           -------------------------------------
                                           Name:  G. J. Trippitelli
                                           Title: President


                                       BRITE-SOL SERVICES, INC.

                                       By: /s/ G. J. Trippitelli
                                           -------------------------------------
                                           Name:  G. J. Trippitelli
                                           Title: President


                                       MATLACK LEASING CORPORATION

                                       By: /s/ G. J. Trippitelli
                                           -------------------------------------
                                           Name:  G. J. Trippitelli
                                           Title: President


Amendment No. 1 to                                                         Dated
Credit Agreement                    - 3 -                      February 12, 1999

                                       SUPER SERVICE, INC.

                                       By: /s/ G. J. Trippitelli
                                           -------------------------------------
                                           Name:  G. J. Trippitelli
                                           Title: President


                                       FIRST UNION NATIONAL BANK

                                       By: /s/ Michael J. Labrum
                                           -------------------------------------
                                           Name:  Michael J. Labrum
                                           Title: President


                                       CHASE BANK OF TEXAS, N.A.

                                       By: /s/ Ken M. Sample
                                           -------------------------------------
                                           Name:  Ken M. Sample
                                           Title: Senior Vice President


                                       BANKBOSTON, NA

                                       By: /s/ Tony Zhang
                                           -------------------------------------
                                           Name:  Tony Zhang
                                           Title: Vice President


                                       SUNTRUST BANK, ATLANTA

                                       By: /s/ Laura G. Harrison
                                           -------------------------------------
                                           Name:  Laura G. Harrison
                                           Title: Asst. Vice President


                                       By: /s/ W. David Wisdom
                                           -------------------------------------
                                           Name:  W. David Wisdom
                                           Title: Vice President


Amendment No. 1 to                                                         Dated
Credit Agreement                    - 4 -                      February 12, 1999